UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 27, 2006

Cameron International Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13884	76-0451843

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas 77027

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(713) 513-3300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition
On July 27, 2006, Cameron issued a press release announcing its results of the second quarter ended June 30, 2006. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits:
     The following are being furnished as exhibits to this report:

Exhibit
Number	Exhibit Title or Description
Exhibit 99.1	Press Release of Cameron International Corporation, dated July 27, 2006 — Cameron Second Quarter Earnings Per Share $0.64
Exhibit 99.1 to this report contains “non-GAAP financial measures” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The non-GAAP financial measures reflect (i) earnings before interest, taxes, depreciation and amortization expense (“EBITDA”) and (ii) earnings per diluted share excluding acquisition integration costs and gains on foreign currency exposures . A reconciliation of EBITDA and earnings per diluted share excluding acquisition integration costs and gains on foreign currency exposures to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”) is included as an attachment to the press release. The Company believes the presentation of EBITDA is useful to the Company’s investors because EBITDA is an appropriate measure of evaluating the Company’s operating performance and liquidity that reflects the resources available for strategic opportunities including, among others, investing in the business, strengthening the balance sheet, repurchasing the Company’s securities and making strategic acquisitions. In addition, EBITDA is a widely used benchmark in the investment community. The Company believes that earnings per diluted share excluding acquisition integration costs and gains on foreign currency exposures is an appropriate measure of evaluating the Company’s operating performance because it isolates the impact of the Company’s integration efforts related to the acquisition of substantially all of the businesses within the Flow Control segment of Dresser, Inc. as well as the impact of the intercompany financing of such acquisition.
The presentation of this additional information is not meant to be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION

	By:	/s/ Franklin Myers

Franklin Myers
Senior Vice President and Chief Financial Officer

Date: July 27, 2006
Cameron International Corporation
Current report on Form 8-K
Dated July 27, 2006
EXHIBIT INDEX

Exhibit
Number	Exhibit Title or Description
Exhibit 99.1	Press Release of Cameron International Corporation, dated July 27, 2006 — Cameron Second Quarter Earnings $0.64